Value Line Aggressive Income Trust

Supplement dated December 16, 2010 to
the Summary Prospectus dated June 1, 2010

The second paragraph under the caption “Who manages the Fund” on page 6 is hereby deleted and replaced with the following:

Jeffrey Geffen and Liane Rosenberg are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Geffen has been a portfolio manager with the Adviser or Value Line since 2001 and has been one of the Fund’s portfolio managers since December 2010.  Ms. Rosenberg has been a portfolio manager with the Adviser since November 2009 and has been one of the Fund’s portfolio managers since December 2010..  From May 2008 until December 2008, she was a client portfolio manager with MEAG New York, formerly Munich Re Capital Management.  From August 2004 until April 2008, she was Director of Portfolio Management at XL Capital Ltd. There is additional information in the Statement of Additional Information about Mr. Geffen’s and Ms. Rosenberg’s compensation,  other accounts they manage and their ownership of Fund shares.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUS
FOR FUTURE REFERENCE